UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 10, 2026
Evolv Technologies Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39417	84-4473840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Totten Pond Road, 4th Floor Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)
(781) 374-8100
Registrant’s telephone number, including area code
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	EVLV	The Nasdaq Stock Market
Warrants to purchase one share of Class A common stock	EVLVW	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 10, 2026, Bilal Zuberi tendered his resignation from the Board of Directors (the “Board”) of Evolv Technologies Holdings, Inc. (the “Company”). Mr. Zuberi’s decision to resign from the Board was not due to any disagreement with the Company’s leadership team or Board, but rather to pursue other endeavors.

On February 10, 2026, the Board of Directors (the “Board”) of Evolv Technologies Holdings, Inc. (the “Company”) appointed Henrik Kühl, age 46, to the Company’s Board, effective February 12, 2026, to serve as a Class III director until the Company’s 2027 annual meeting of stockholders. The Board also appointed Mr. Kühl to the Audit Committee. In approving the appointment, the Board concluded that Mr. Kühl satisfies the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended, the Nasdaq Stock Market, including those related to audit committee membership, and the Company’s Corporate Governance Guidelines. The Board also determined that Mr. Kühl is an “audit committee financial expert” as that term is defined by applicable Securities and Exchange Commission regulations. There are no arrangements or understandings between Mr. Kühl and any other person pursuant to which he was selected as a director, and there are no related‑party transactions involving Mr. Kühl that would require disclosure under Item 404(a) of Regulation S‑K. Mr. Kühl will be eligible to receive compensation as a non‑employee director pursuant to the Company’s Director Compensation Policy.

Item 7.01    Regulation FD Disclosure.

On February 12, 2026, the Company issued a press release announcing the foregoing, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information contained under Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1), shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as may be expressly set forth by specific reference in such filing.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated February 12, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evolv Technologies Holdings, Inc.

Date: February 12, 2026	By:	/s/ John Kedzierski
	Name:	John Kedzierski
	Title:	Chief Executive Officer